UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22795
                                                    -----------

           First Trust Intermediate Duration Preferred & Income Fund
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2014
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule(s) of Investments is attached herewith.


FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
JULY 31, 2014 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
$20 PAR PREFERRED SECURITIES - 0.4%

                  REAL ESTATE INVESTMENT TRUSTS - 0.4%
         316,465  Equity Commonwealth (a)..............................     7.50%         11/15/19     $    6,421,075
                                                                                                       --------------
                  TOTAL $20 PAR PREFERRED SECURITIES.................................................       6,421,075
                  (Cost $6,655,809)                                                                    --------------

$25 PAR PREFERRED SECURITIES - 32.1%

                  BANKS - 8.1%
         206,400  Barclays Bank PLC, Series 5 (a)......................     8.13%           (b)             5,323,056
         100,000  Citigroup, Inc., Series J (c)........................     7.13%           (b)             2,731,000
         635,144  Citigroup, Inc., Series K (a) (c)....................     6.88%           (b)            17,066,319
         600,000  Fifth Third Bancorp, Series I (a) (c)................     6.63%           (b)            16,146,000
          86,950  FNB Corp. (c)........................................     7.25%           (b)             2,373,735
         193,694  HSBC USA, Inc., Series H ............................     6.50%           (b)             4,888,837
         105,000  JPMorgan Chase & Co., Series W (a)...................     6.30%           (b)             2,606,100
         220,000  PNC Financial Services Group, Inc., Series P (a) (c).     6.13%           (b)             5,990,600
         225,000  Regions Financial Corp., Series A ...................     6.38%           (b)             5,573,250
         350,000  Royal Bank of Scotland Group PLC, Series M (a).......     6.40%           (b)             8,564,500
          50,000  Royal Bank of Scotland Group PLC, Series N ..........     6.35%           (b)             1,216,500
         369,820  Royal Bank of Scotland Group PLC, Series S (a).......     6.60%           (b)             9,071,685
         523,170  Santander Finance Preferred SAU, Series 10 ..........    10.50%           (b)            13,403,615
         198,230  Taylor Capital Group Inc., Series A (a) (d)..........     8.00%           (b)             5,681,272
         165,000  Texas Capital Bancshares Inc., Series A (a)..........     6.50%           (b)             4,067,250
         200,000  Wells Fargo & Co. (a) (c)............................     5.85%           (b)             5,120,000
         137,953  Wells Fargo & Co. (a) (c)............................     6.63%           (b)             3,803,364
         182,000  Wells Fargo & Co., Series J (a)......................     8.00%           (b)             5,332,600
          67,992  Zions Bancorporation, Series G (c)...................     6.30%           (b)             1,743,315
                                                                                                       --------------
                                                                                                          120,702,998
                                                                                                       --------------

                  CAPITAL MARKETS - 5.5%
         107,000  Apollo Investment Corp. .............................     6.88%         07/15/43          2,656,810
         190,524  Ares Capital Corp. (a)...............................     7.00%         02/15/22          4,848,836
          44,567  Ares Capital Corp. ..................................     7.75%         10/15/40          1,154,285
         125,957  Deutsche Bank Capital Funding Trust IX ..............     6.63%           (b)             3,206,865
         350,000  Deutsche Bank Contingent Capital Trust II (a)........     6.55%           (b)             9,170,000
         200,000  Goldman Sachs Group, Inc. (a)........................     6.13%         11/01/60          5,126,000
         500,000  Goldman Sachs Group, Inc., Series K (a) (c)..........     6.38%           (b)            12,795,000
         269,001  Morgan Stanley (a) (c)...............................     6.88%           (b)             7,158,117
         226,622  Morgan Stanley Capital Trust VI (a)..................     6.60%         02/01/46          5,722,205
         214,051  Morgan Stanley Capital Trust VII (a).................     6.60%         10/15/66          5,383,383
         104,000  Morgan Stanley, Series E (c).........................     7.13%           (b)             2,866,240
         220,000  Morgan Stanley, Series G (a).........................     6.63%           (b)             5,563,800


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                  CAPITAL MARKETS (CONTINUED)
         200,000  Raymond James Financial, Inc. (a)....................     6.90%         03/15/42     $    5,290,000
         462,159  State Street Corp., Series D (a) (c).................     5.90%           (b)            11,909,837
                                                                                                       --------------
                                                                                                           82,851,378
                                                                                                       --------------

                  DIVERSIFIED FINANCIAL SERVICES - 5.9%
          36,657  Allied Capital Corp. ................................     6.88%         04/15/47            915,692
         702,419  Citigroup Capital XIII (a) (c).......................     7.88%         10/30/40         19,028,531
         110,360  Countrywide Capital IV (a)...........................     6.75%         04/01/33          2,803,144
         535,567  Countrywide Capital V (a)............................     7.00%         11/01/36         13,608,757
           1,710  ING Groep N.V. ......................................     6.13%           (b)                43,263
         226,235  ING Groep N.V. (a)...................................     6.20%           (b)             5,726,008
         500,000  ING Groep N.V. (a)...................................     6.38%           (b)            12,690,000
         128,555  ING Groep N.V. (a)...................................     7.05%           (b)             3,302,578
          65,917  ING Groep N.V. ......................................     7.20%           (b)             1,699,999
         300,000  ING Groep N.V. (a)...................................     7.38%           (b)             7,686,000
          40,000  KKR Financial Holdings LLC ..........................     8.38%         11/15/41          1,120,800
         300,000  KKR Financial Holdings LLC, Series A (a).............     7.38%           (b)             7,680,000
          87,858  RBS Capital Funding Trust V, Series E (a)............     5.90%           (b)             2,083,992
          19,582  RBS Capital Funding Trust VI, Series F ..............     6.25%           (b)               467,031
         400,000  RBS Capital Funding Trust VII, Series G (a)..........     6.08%           (b)             9,568,000
                                                                                                       --------------
                                                                                                           88,423,795
                                                                                                       --------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.8%
         251,594  Qwest Corp. (a)......................................     7.50%         09/15/51          6,642,082
         105,200  Qwest Corp. (a)......................................     7.00%         04/01/52          2,706,796
         350,000  Qwest Corp. (a)......................................     6.13%         06/01/53          8,225,000
         400,000  Verizon Communications, Inc. (a).....................     5.90%         02/15/54         10,168,000
                                                                                                       --------------
                                                                                                            27,741,878
                                                                                                       --------------

                  ELECTRIC UTILITIES - 0.2%
          97,950  SCE Trust III (a) (c)................................     5.75%           (b)             2,535,925
                                                                                                       --------------

                  FOOD PRODUCTS - 1.9%
       1,046,935  CHS, Inc., Series 2 (a) (c)..........................     7.10%           (b)            28,309,122
                                                                                                       --------------

                  INSURANCE - 5.6%
         124,700  Allstate Corp., Series E ............................     6.63%           (b)             3,232,224
         250,000  Aspen Insurance Holdings Ltd. (a) (c)................     5.95%           (b)             6,220,000
         361,470  Aspen Insurance Holdings Ltd. (c)....................     7.40%           (b)             9,687,396
          48,700  Aviva PLC ...........................................     8.25%         12/01/41          1,378,210
         150,515  Axis Capital Holdings Ltd., Series C ................     6.88%           (b)             3,898,338
         264,683  Endurance Specialty Holdings Ltd., Series B .........     7.50%           (b)             6,947,929
         603,315  Hartford Financial Services Group, Inc. (a) (c)......     7.88%         04/15/42         17,936,555
         115,000  Maiden Holdings North America Ltd. ..................     8.25%         06/15/41          3,085,450
         500,000  MetLife, Inc., Series B (a)..........................     6.50%           (b)            12,760,000


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                  INSURANCE (CONTINUED)
         200,000  Montpelier Re Holdings Ltd., Series A (a)............     8.88%           (b)        $    5,442,000
         118,028  PartnerRe Ltd., Series E ............................     7.25%           (b)             3,130,103
         361,590  Reinsurance Group of America, Inc. (a) (c)...........     6.20%         09/15/42          9,799,089
                                                                                                       --------------
                                                                                                           83,517,294
                                                                                                       --------------

                  MULTI-UTILITIES - 1.0%
         473,173  Integrys Energy Group, Inc. (a) (c)..................     6.00%         08/01/73         12,174,741
          93,750  SCANA Corp. .........................................     7.70%         01/30/65          2,415,000
                                                                                                       --------------
                                                                                                           14,589,741
                                                                                                       --------------

                  REAL ESTATE INVESTMENT TRUSTS - 1.9%
         178,774  CommonWealth REIT, Series E (a)......................     7.25%           (b)             4,640,973
         164,285  DuPont Fabros Technology, Inc., Series A ............     7.88%           (b)             4,181,053
          62,848  EPR Properties, Series F ............................     6.63%           (b)             1,546,061
         150,541  Kilroy Realty Corp., Series G (a)....................     6.88%           (b)             3,905,034
          30,980  Kilroy Realty Corp., Series H .......................     6.38%           (b)               765,516
         300,000  National Retail Properties, Inc., Series D (a).......     6.63%           (b)             7,545,000
          99,794  Taubman Centers, Inc., Series J .....................     6.50%           (b)             2,517,803
          70,879  Taubman Centers, Inc., Series K .....................     6.25%           (b)             1,736,535
          88,499  Vornado Realty Trust, Series J ......................     6.88%           (b)             2,356,728
                                                                                                       --------------
                                                                                                           29,194,703
                                                                                                       --------------

                  WIRELESS TELECOMMUNICATION SERVICES - 0.2%
          23,168  Telephone & Data Systems, Inc. ......................     6.63%         03/31/45            568,311
          77,004  Telephone & Data Systems, Inc. ......................     6.88%         11/15/59          1,916,630
                                                                                                       --------------
                                                                                                            2,484,941
                                                                                                       --------------
                  TOTAL $25 PAR PREFERRED SECURITIES.................................................     480,351,775
                  (Cost $471,565,881)                                                                  --------------

$50 PAR PREFERRED SECURITIES - 0.2%

                  CONSUMER FINANCE - 0.2%
          54,367  SLM Corp., Series A .................................     6.97%           (b)             2,642,236
                                                                                                       --------------
                  TOTAL $50 PAR PREFERRED SECURITIES.................................................       2,642,236
                  (Cost $2,677,798)                                                                    --------------

$100 PAR PREFERRED SECURITIES - 2.9%

                  BANKS - 2.8%
          80,000  AgriBank FCB (a) (c) (d).............................     6.88%           (b)             8,455,000
         175,000  CoBank ACB, Series F (a) (c) (e).....................     6.25%           (b)            18,189,063
          50,000  CoBank ACB, Series G (a).............................     6.13%           (b)             4,610,940
         100,000  Farm Credit Bank of Texas (a) (c) (f)................     6.75%           (b)            10,521,880
                                                                                                       --------------
                                                                                                           41,776,883
                                                                                                       --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
$100 PAR PREFERRED SECURITIES (CONTINUED)

                  INSURANCE - 0.1%
          20,200  Principal Financial Group, Inc., Series A (c)........     5.56%           (b)        $    2,064,440
                                                                                                       --------------
                  TOTAL $100 PAR PREFERRED SECURITIES................................................      43,841,323
                  (Cost $43,940,434)                                                                   --------------

$1,000 PAR PREFERRED SECURITIES - 5.4%

                  BANKS - 1.7%
          10,000  AgStar Financial Services ACA (a) (c) (f)............     6.75%           (b)            10,202,500
          14,415  Santander Finance Preferred SAU, Series 11 (a) (c)...    10.50%           (b)            15,106,920
                                                                                                       --------------
                                                                                                           25,309,420
                                                                                                       --------------

                  DIVERSIFIED FINANCIAL SERVICES - 1.1%
          15,000  Pitney Bowes International Holdings Inc.,
                     Series F (a) (f)..................................     6.13%           (b)            16,232,812
                                                                                                       --------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
          16,000  Centaur Funding Corp. (a) (f)........................     9.08%         04/21/20         20,050,000
                                                                                                       --------------

                  REAL ESTATE INVESTMENT TRUSTS - 1.3%
          14,000  Sovereign Real Estate Investment Trust (a) (f).......    12.00%           (b)            18,595,024
                                                                                                       --------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES..............................................      80,187,256
                  (Cost $78,987,909)                                                                   --------------

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
CAPITAL PREFERRED SECURITIES - 102.6%

                  BANKS - 47.2%
$     31,000,000  Banco Bilbao Vizcaya Argentaria S.A. (c).............     9.00%           (b)            34,255,000
      31,000,000  Banco do Brasil S.A. (c) (e).........................     9.00%           (b)            30,153,700
      15,000,000  Bank of America Corp., Series K (a) (c)..............     8.00%           (b)            16,581,570
       5,000,000  Bank of America Corp., Series V (c)..................     5.13%           (b)             4,934,120
       2,560,000  Barclays Bank PLC ...................................    10.18%         06/12/21          3,530,872
       9,940,000  Barclays Bank PLC (a) (e)............................    10.18%         06/12/21         13,709,715
      15,000,000  Barclays Bank PLC (a) (c)............................     7.75%         04/10/23         16,725,000
      12,230,000  Barclays PLC (a) (c).................................     6.63%           (b)            12,103,725
      15,500,000  Barclays PLC (a) (c).................................     8.25%           (b)            16,461,000
       2,010,000  BBVA Global Finance Ltd. ............................     7.00%         12/01/25          2,316,292
      16,750,000  BBVA International Preferred SAU (a) (c).............     5.92%           (b)            17,503,750
      17,000,000  BNP Paribas S.A. (a) (c) (e).........................     7.20%           (b)            19,698,750
       7,400,000  BPCE S.A. (e)........................................     5.15%         07/21/24          7,769,837
       7,500,000  BPCE S.A. (a) (c) (e)................................    12.50%           (b)            10,368,750
       3,000,000  BPCE S.A. ...........................................    13.00%           (b)             3,354,000


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  BANKS (CONTINUED)
$     10,000,000  Citigroup, Inc. (a) (c)..............................     5.95%           (b)        $    9,970,000
         800,000  Citigroup, Inc., Series E (c) (d)....................     8.40%           (b)               922,400
      14,500,000  Citigroup, Inc., Series M (a) (c)....................     6.30%           (b)            14,619,639
       4,000,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                     BA (c)............................................     8.38%           (b)             4,382,000
      20,000,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                     BA (c)............................................     8.40%           (b)            22,525,000
      25,104,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                     BA (a) (c) (e)....................................    11.00%           (b)            33,727,224
       5,000,000  Credit Agricole S.A. (a) (c) (e).....................     8.13%         09/19/33          5,681,250
      13,000,000  Credit Agricole S.A. (a) (c) (e).....................     7.88%           (b)            13,825,500
      11,000,000  Credit Agricole S.A. (a) (c) (e).....................     8.38%           (b)            12,911,250
       3,500,000  Credit Agricole S.A. (c).............................     8.38%           (b)             4,108,125
       9,700,000  Dresdner Funding Trust I (a) (e).....................     8.15%         06/30/31         11,664,250
      33,194,000  Fuerstenberg Capital International Sarl & Cie
                     SECS (c)..........................................    10.25%           (b)            34,759,097
      10,000,000  HBOS Capital Funding L.P. ...........................     6.85%           (b)            10,126,250
       4,000,000  HSBC USA Capital Trust II (a) (f)....................     8.38%         05/15/27          4,053,828
      30,000,000  JPMorgan Chase & Co., Series 1 (a) (c)...............     7.90%           (b)            33,187,500
      25,000,000  JPMorgan Chase & Co., Series S (a) (c)...............     6.75%           (b)            26,812,500
      26,000,000  KBC Bank N.V. (c)....................................     8.00%         01/25/23         29,601,000
      14,775,000  Lloyds Bank PLC (a) (c) (e)..........................    12.00%           (b)            21,719,250
       2,500,000  Lloyds Bank PLC (c)..................................    12.00%           (b)             3,675,000
      12,755,000  Lloyds Banking Group PLC (a) (c) (e).................     5.92%           (b)            13,041,988
      30,000,000  Lloyds Banking Group PLC (a) (c) (e).................     6.27%           (b)            30,900,000
       5,000,000  M&T Bank Corp., Series E (a) (c).....................     6.45%           (b)             5,325,000
       5,575,000  Natixis (c)..........................................    10.00%           (b)             6,662,125
      10,754,000  Natixis (a) (c) (e)..................................    10.00%           (b)            12,851,030
       4,200,000  NIBC Bank N.V. ......................................     7.63%           (b)             4,268,250
      24,600,000  Royal Bank of Scotland Group PLC, Series U (a) (c)...     7.64%           (b)            26,260,500
      10,000,000  Royal Bank of Scotland PLC (The) (c).................     9.50%         03/16/22         11,646,350
      13,980,000  SMFG Preferred Capital USD 3 Ltd. (a) (c) (e)........     9.50%           (b)            17,405,100
       9,500,000  Societe Generale SA (c)..............................     8.25%           (b)            10,200,150
      15,184,000  Standard Chartered Bank (c)..........................     9.50%           (b)            15,618,642
       4,500,000  Standard Chartered PLC (a) (c) (e)...................     6.41%           (b)             4,874,063
      20,000,000  Wells Fargo & Co., Series K (a) (c)..................     7.98%           (b)            22,780,000
       6,800,000  Zions Bancorporation (a) (c).........................     5.80%           (b)             6,553,500
       9,000,000  Zions Bancorporation, Series J (a) (c)...............     7.20%           (b)             9,630,000
                                                                                                       --------------
                                                                                                          705,753,842
                                                                                                       --------------

                  CAPITAL MARKETS - 3.6%
       5,400,000  Credit Suisse Group AG (c) (e).......................     6.25%           (b)             5,423,760
      10,000,000  Credit Suisse Group Guernsey I Ltd. (c)..............     7.88%         02/24/41         10,743,750
       2,000,000  Deutsche Bank Capital Funding Trust I (e) (g)........     3.20%           (b)             1,980,000
       2,500,000  Deutsche Bank Capital Trust IV (c) (d)...............     4.59%           (b)             2,437,500


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  CAPITAL MARKETS (CONTINUED)
$     12,500,000  Goldman Sachs Group, Inc., Series L (a) (c)..........     5.70%           (b)        $   12,792,975
       8,500,000  UBS AG (c)...........................................     7.25%         02/22/22          9,284,125
      10,000,000  UBS AG (a)...........................................     7.63%         08/17/22         11,907,870
                                                                                                       --------------
                                                                                                           54,569,980
                                                                                                       --------------

                  DIVERSIFIED FINANCIAL SERVICES - 6.7%
      40,000,000  General Electric Capital Corp., Series A (a) (c).....     7.13%           (b)            46,872,160
      24,520,000  Glen Meadow Pass Through Trust (a) (c) (e)...........     6.51%         02/12/67         24,336,100
      10,000,000  Macquarie PMI LLC ...................................     8.38%           (b)            10,637,500
      14,530,000  Voya Financial, Inc. (a) (c).........................     5.65%         05/15/53         14,856,925
       3,585,000  ZFS Finance USA Trust II (c) (e).....................     6.45%         12/15/65          3,880,762
                                                                                                       --------------
                                                                                                          100,583,447
                                                                                                       --------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
      18,700,000  Koninklijke KPN N.V. (a) (c) (e).....................     7.00%         03/28/73         19,588,250
                                                                                                       --------------

                  ELECTRIC UTILITIES - 4.3%
      15,290,000  Enel SpA (a) (c) (e).................................     8.75%         09/24/73         18,118,650
      14,975,000  NextEra Energy Capital Holdings, Inc.,
                     Series D (a) (c)..................................     7.30%         09/01/67         16,476,124
      25,000,000  PPL Capital Funding Inc., Series A (a) (c)...........     6.70%         03/30/67         25,577,900
       4,179,000  Southern California Edison Co., Series E (a) (c).....     6.25%           (b)             4,534,215
                                                                                                       --------------
                                                                                                           64,706,889
                                                                                                       --------------

                  ENERGY EQUIPMENT & SERVICES - 0.6%
       9,000,000  DCP Midstream LLC (a) (c) (e)........................     5.85%         05/21/43          8,775,000
                                                                                                       --------------

                  FOOD PRODUCTS - 0.5%
       7,000,000  Land O'Lakes Capital Trust I (f).....................     7.45%         03/15/28          7,210,000
                                                                                                       --------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY
                     PRODUCERS - 0.4%
       5,000,000  AES Gener S.A. (c) (e)...............................     8.38%         12/18/73          5,630,000
                                                                                                       --------------

                  INSURANCE - 33.9%
       2,500,000  Aegon N.V. (g).......................................     2.72%           (b)             2,277,250
       1,050,000  AIG Life Holdings, Inc. (e)..........................     7.57%         12/01/45          1,411,820
      15,000,000  American International Group, Inc. (a) (c)...........     8.18%         05/15/58         20,793,750
      26,500,000  Aquarius + Investments PLC for Swiss Reinsurance Co.,
                     Ltd. (c)..........................................     8.25%           (b)            29,653,500
      10,000,000  Assured Guaranty Municipal Holdings, Inc. (a) (c) (e)     6.40%         12/15/66          8,900,000
       4,930,000  Assured Guaranty US Holdings, Series A (a) (c).......     6.40%         12/15/66          4,572,575
      27,000,000  Aviva PLC (a)........................................     8.25%           (b)            30,516,507
       6,800,000  AXA S.A. (a).........................................     8.60%         12/15/30          9,163,000


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  INSURANCE (CONTINUED)
$     15,000,000  AXA S.A. (a) (c) (e).................................     6.46%           (b)        $   16,087,500
      22,005,000  Catlin Insurance Co Ltd. (a) (c) (e).................     7.25%           (b)            22,830,188
      15,050,000  Cloverie PLC for Zurich Insurance Co., Ltd. (c)......     8.25%           (b)            17,422,256
       7,000,000  CNP Assurances (c)...................................     6.88%           (b)             7,651,525
      10,600,000  CNP Assurances (c)...................................     7.50%           (b)            11,857,160
      12,500,000  Dai-ichi Life Insurance Co Ltd. (The) (a) (c) (e)....     7.25%           (b)            15,021,100
      25,000,000  Friends Life Holdings PLC (c)........................     7.88%           (b)            28,127,650
      20,000,000  Genworth Holdings, Inc. (a) (c)......................     6.15%         11/15/66         18,250,000
      16,782,000  Hartford Financial Services Group, Inc. (a) (c)......     8.13%         06/15/38         19,865,693
       1,000,000  La Mondiale SAM (c)..................................     7.63%           (b)             1,114,200
       2,000,000  Liberty Mutual Group, Inc. (c).......................    10.75%         06/15/58          3,115,000
      18,000,000  Lincoln National Corp. (a) (c).......................     6.05%         04/20/67         18,270,000
       7,500,000  MetLife Capital Trust X (a) (e)......................     9.25%         04/08/38         10,800,000
      16,265,000  MetLife, Inc. (a)....................................    10.75%         08/01/39         26,024,000
      15,000,000  Mitsui Sumitomo Insurance Co., Ltd. (a) (c) (e)......     7.00%         03/15/72         17,793,750
       3,000,000  Nationwide Financial Services Capital Trust (a) (d)..     7.90%         03/01/37          3,451,143
      13,000,000  Nationwide Financial Services, Inc. (a)..............     6.75%         05/15/37         13,706,875
      10,600,000  Provident Financing Trust I (a)......................     7.41%         03/15/38         12,351,777
      23,265,000  Prudential Financial, Inc. (a) (c)...................     8.88%         06/15/38         28,499,625
      20,389,000  Prudential PLC (c)...................................    11.75%           (b)            21,130,140
      39,520,000  QBE Capital Funding III Ltd. (a) (c) (e).............     7.25%         05/24/41         42,780,400
       5,500,000  StanCorp Financial Group,Inc. (a) (c)................     6.90%         06/01/67          5,788,750
       3,000,000  Sumitomo Life Insurance Co. (c) (e)..................     6.50%         09/20/73          3,549,123
       8,000,000  Swiss Re Capital I LP (a) (c) (e)....................     6.85%           (b)             8,540,000
      26,111,000  XL Group PLC, Series E (a) (c).......................     6.50%           (b)            25,654,057
                                                                                                       --------------
                                                                                                          506,970,314
                                                                                                       --------------

                  MACHINERY - 0.3%
       4,500,000  Stanley Black & Decker, Inc. (c).....................     5.75%         12/15/53          4,896,563
                                                                                                       --------------

                  MULTI-UTILITIES - 1.5%
      20,000,000  RWE AG (c)...........................................     7.00%         10/12/72         21,964,000
                                                                                                       --------------

                  OIL, GAS & CONSUMABLE FUELS - 2.3%
       5,000,000  BG Energy Capital PLC (c)............................     6.50%         11/30/72          5,488,500
      15,000,000  Enbridge Energy Partners L.P. (a) (c)................     8.05%         10/01/37         16,987,500
      10,000,000  Enterprise Products Operating LLC, Series B (a) (c)..     7.03%         01/15/68         11,396,330
                                                                                                       --------------
                                                                                                           33,872,330
                                                                                                       --------------
                  TOTAL CAPITAL PREFERRED SECURITIES.................................................   1,534,520,615
                  (Cost $1,496,857,903)                                                                --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

   NUMBER OF
   CONTRACTS                                          DESCRIPTION                                          VALUE
----------------  -----------------------------------------------------------------------------------  --------------
PUT OPTIONS PURCHASED - 0.0%
                  10 YEAR US TREASURY NOTE FUTURES
             130  @ 123.5 due September 2014.........................................................  $      24,375
                  (Cost $98,081)                                                                       --------------

                  TOTAL INVESTMENTS - 143.6%.........................................................   2,147,988,655
                  (Cost $2,100,783,815) (h)

CALL OPTIONS WRITTEN - 0.0%
                  10 YEAR US TREASURY NOTE FUTURES
             100  @ 122.5 due September 2014.........................................................        (217,188)
                  (Premiums received $185,491)                                                         --------------

                  OUTSTANDING LOAN - (45.9%).........................................................    (686,000,000)

                  NET OTHER ASSETS AND LIABILITIES - 2.3%............................................      34,132,541
                                                                                                       --------------
                  NET ASSETS - 100.0%................................................................  $1,495,904,008
                                                                                                       ==============

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b)   Perpetual maturity.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at July 31, 2014. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) This security has been determined to be illiquid by Stonebridge Advisors LLC (the "Sub-Advisor").

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2014, securities noted as such amounted to $513,937,123 or 34.36% of net assets.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Quarterly Portfolio of Investments).

(g) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2014.

(h) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $62,697,626 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,492,786.


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

---------------------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                ASSETS TABLE

                                                                                    LEVEL 2        LEVEL 3
                                                       TOTAL         LEVEL 1      SIGNIFICANT   SIGNIFICANT
                                                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
INVESTMENTS                                          7/31/2014       PRICES         INPUTS         INPUTS
------------------------------------------------  --------------  ------------  --------------  ------------
$20 Par Preferred Securities*...................  $    6,421,075  $  6,421,075  $           --  $         --
$25 Par Preferred Securities:
      Banks.....................................     120,702,998   115,021,726       5,681,272            --
      Other Industry Categories*................     359,648,777   359,648,777              --            --
$50 Par Preferred Securities*...................       2,642,236     2,642,236              --            --
$100 Par Preferred Securities*..................      43,841,323             --     43,841,323            --
$1,000 Par Preferred Securities:
     Banks......................................      25,309,420    15,106,920      10,202,500            --
     Other Industry Categories*.................      54,877,836             --     54,877,836            --
Capital Preferred Securities*...................   1,534,520,615             --  1,534,520,615            --
Put Options Purchased...........................          24,375        24,375              --            --
                                                  --------------  ------------  --------------  ------------
Total Investments...............................  $2,147,988,655  $498,865,109  $1,649,123,546  $         --
                                                  ==============  ============  ==============  ============


                                                   LIABILITIES TABLE

                                                                                    LEVEL 2        LEVEL 3
                                                       TOTAL         LEVEL 1      SIGNIFICANT   SIGNIFICANT
                                                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
INVESTMENTS                                          7/31/2014       PRICES         INPUTS         INPUTS
                                                  --------------  ------------  --------------  ------------
Call Options Written............................  $     (217,188) $   (217,188) $           --  $         --
Futures Contracts...............................        (736,579)     (736,579)             --            --
                                                  --------------  ------------  --------------  ------------
Total...........................................  $     (953,767) $   (953,767) $           --  $         --
                                                  ==============  ============  ==============  ============



* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of July 31, 2014, the Fund transferred $25 par preferred securities valued at $5,681,272 from Level 1 to Level 2, and transferred $100 par preferred securities valued at $8,455,000 from Level 1 to Level 2 of the fair value hierarchy.

FUTURES CONTRACTS AT JULY 31, 2014 (see Note 2D - Futures Contracts in the Notes to Quarterly Portfolio of Investments):

                                                                                                   UNREALIZED
                                                    NUMBER OF      EXPIRATION        NOTIONAL     APPRECIATION/
SHORT FUTURES CONTRACTS                             CONTRACTS        MONTH            VALUE      (DEPRECIATION)
------------------------------------------------  --------------  --------------  --------------  ------------
U.S. Treasury Long Bond Futures                        220        September-2014  $   29,911,406   $ (317,969)
Ultra Long Term U.S. Treasury Bond Futures             165        September-2014      24,474,141     (415,078)
                                                  --------------                  --------------   ----------
Total Futures Contracts                                385                        $   54,385,547   $ (733,047)
                                                  ==============                  ==============   ==========



                See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           JULY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FPF on the New York Stock Exchange ("NYSE").

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund, is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per common share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           JULY 31, 2014 (UNAUDITED)


quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2014, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridege" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           JULY 31, 2014 (UNAUDITED)


stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                   PAR                                                  % OF
                                                  ACQUISITION    AMOUNT/                     CARRYING                    NET
SECURITY                                             DATE        SHARES         PRICE          COST         VALUE      ASSETS
------------------------------------------------  -----------  -----------  -------------  ------------  ------------  -------
Farm Credit Bank of Texas, 6.75%                   7/16/13         100,000     $ 105.22    $ 10,020,000  $ 10,521,880   0.70%
AgStar Financial Services ACA, Series F, 6.75%     5/29/13          10,000     1,020.25      10,000,000    10,202,500   0.68
Pitney Bowes International Holdings, Inc.,
Series F, 6.13%                                    6/06/13          15,000     1,082.18      14,756,250    16,232,812   1.09
Centaur Funding Corp., 9.08%, 04/21/20             5/29/13          16,000     1,253.13      20,528,750    20,050,000   1.34
Sovereign Real Estate Investment Trust, 12.00%     6/12/13          14,000     1,328.22      18,489,375    18,595,024   1.25
HSBC USA Capital Trust II, 8.38%, 05/15/27         9/09/13     $ 4,000,000       101.35       4,080,000     4,053,828   0.27
Land O'Lakes Capital Trust I, 7.45%                 6/6/14     $ 7,000,000       103.00       7,109,500     7,210,000   0.48
                                                                                           ------------  ------------  -------
                                                                                           $ 84,983,875  $ 86,866,044   5.81%
                                                                                           ============  ============  =======


D. FUTURES CONTRACTS:

The Fund purchases or sells (i.e. is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

For the fiscal year to date period (November 1, 2013 to July 31, 2014), the amount of notional values of futures contracts opened and closed were $158,372,510 and $103,986,963, respectively.

E. OPTION CONTRACTS:

The Fund may purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Fund's holdings of securities. If the price when the

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           JULY 31, 2014 (UNAUDITED)


option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other Futures positions held by a Fund. A Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on futures contracts depends on its Sub-Advisor's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

At July 31, 2014, the Fund held 130 put options contracts with a notional value of $16,055.

3. DERIVATIVES TRANSACTIONS

Written option activity for the Fund for the fiscal year to date period (November 1, 2013 through July 31, 2014) was as follows:

                                                      Number
                                                        of
Written Options                                     Contracts       Premiums
------------------------------------------------------------------------------
Options outstanding at October 31, 2013...........         --      $       --
Options Written...................................        430         620,206
Options Expired...................................         --              --
Options Exercised.................................         --              --
Options Closed....................................       (330)       (434,715)
                                                    ---------      ----------
Options outstanding at July 31, 2014 .............        100      $  185,491
                                                    =========      ==========

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  First Trust Intermediate Duration Preferred & Income Fund
             -----------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 19, 2014
     ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 19, 2014
     ------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 19, 2014
     ------------------------

* Print the name and title of each signing officer under his or her signature.